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                                                                    EXHIBIT 10.3

                        FIFTH AMENDMENT TO NOTE AGREEMENT

         THIS FIFTH AMENDMENT, dated as of February 12, 2002 (this "Fifth Amendment") to the Note Agreement, dated as of January 15, 1996 (as amended by the First Amendment to Note Agreement, dated as of April 16, 1997 (the "First Amendment"), as further amended by the Second Amendment to Note Agreement, dated as of September 30, 1997 (the "Second Amendment"), as further amended by the Third Amendment to Note Agreement, dated as of April 13, 2001 (the "Third Amendment"), and as further amended by the Fourth Amendment to Note Agreement, dated as of January 28, 2002 (the "Fourth Amendment")) is made between ALLIED HOLDINGS, INC., a Georgia corporation (the "Company"), and each of the institutions which is a signatory to this Fifth Amendment (collectively, the "Noteholders").

                                    RECITALS:

         A. The Company and each of the Noteholders have heretofore entered into the Note Agreement, dated as of January 15, 1996, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment (as so amended, the "Note Agreement"). The Company heretofore issued the $40,000,000 12% Senior Subordinated Notes due February 1, 2003 (the "Notes") pursuant to the Note Agreement.

         B. The Company, Allied Systems (Canada) Company, Fleet National Bank and the other lending institutions listed on Schedule 1 to the Credit Agreement (as defined hereinafter), Fleet National Bank, as administrative agent, ABN Amro Bank, N.V., as documentation agent, The Bank of Nova Scotia, as the Canadian agent, and BankOne, N.A. and Bank of America, N.A., as co-agents, have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of January 20, 2000 (as so amended, the "Credit Agreement").

         C. The Company and John Hancock Life Insurance Company and The Northwestern Mutual Life Insurance Company have entered into a commitment letter (the "Commitment Letter"), dated January 24, 2002 and accepted January 28, 2002, providing for the restructuring of the indebtedness evidenced by the Notes substantially on the terms described therein (including, without limitation, the term sheet (the "Term Sheet") attached thereto).

         D. In contemplation of the restructuring described in the Commitment Letter and the Term Sheet, the Company and the Noteholders now desire to modify the Note Agreement and the Notes in the respects, but only in the respects, hereinafter set forth.


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         E. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.

         F. All requirements of law have been fully complied with and all other acts and things necessary to make this Fifth Amendment a valid, legal and binding instrument according to the terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Fifth Amendment set forth in ss.3.1 hereof, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.        MODIFICATIONS.

         Notwithstanding any provisions of the Note Agreement and the Notes to the contrary, the interest payment date scheduled to occur on February 15, 2002, shall be deferred to the earlier of (a) the date of the closing specified in the Term Sheet, and (b) March 1, 2002, provided that the amount of interest due on such deferred payment date shall be the interest accrued and unpaid through the date of such deferred payment.

SECTION 2.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         2.1 To induce the Noteholders to execute and deliver this Fifth Amendment, the Company represents and warrants to each Noteholder (which representations shall survive the execution and delivery of this Fifth Amendment) that:

                  (a) This Fifth Amendment has been duly authorized, executed and delivered by the Company, and this Fifth Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) The Note Agreement, as amended by this Fifth Amendment, constitutes the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally; and

                  (c) The execution, delivery and performance by the Company of this Fifth Amendment (i) have been duly authorized by all requisite corporate action


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         and if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not violate (x) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (y) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (z) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound or result in a breach or constitute (alone or with due notice or lapse of time or both) a default thereunder; and

                  (d) as of the date hereof and after giving effect to this Fifth Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3.        CONDITIONS TO EFFECTIVENESS OF THIS FIFTH AMENDMENT.

         3.1 This Fifth Amendment shall not be effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                  (a) Executed counterparts of this Fifth Amendment, duly executed by the Company and the holders of one hundred percent (100%) of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

                  (b) Amendment No. 3 to the Credit Agreement, duly executed by the Company with all conditions to effectiveness of such Amendment No. 3 thereto satisfied and a copy of which Amendment No. 3 has been delivered to each Noteholder, shall remain in full force and effect;

                  (c) The representations and warranties of the Company set forth in Section 2 hereof shall be true and correct on and with respect to the date hereof; and

                  (d) The Company shall have paid the fees, charges and disbursements of counsel for the Noteholders to the extent reflected in a statement of such counsel rendered to the Company prior to the date hereof.

SECTION 4.        REFERENCE TO AND EFFECT ON THE NOTE AGREEMENT.

         4.1 This Fifth Amendment shall be construed in connection with and is a part of the Note Agreement and the Notes and except as modified and expressly amended by this Fifth Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and confirmed and shall be and remain in full force and effect.


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         4.2      Except as expressly provided herein, the execution, delivery and effectiveness of this Fifth Amendment shall not operate as a waiver of: (i) any right, power or remedy of the Noteholders under the Note Agreement or the Notes or any of the documents or agreements executed and delivered in connection therewith, or (ii) any Event of Default under the Note Agreement.

SECTION 5.        MISCELLANEOUS.

         5.1 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Fifth Amendment may refer to the Note Agreement without making specific reference to this Fifth Amendment but nevertheless all such references shall include this Fifth Amendment unless the context otherwise requires.

         5.2 The provisions of this Fifth Amendment shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns, including, without limitation, the holders from time to time of the Notes and any interest therein.

         5.3 The descriptive headings of the various Sections or parts of this Fifth Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         5.4 This Fifth Amendment shall be governed by and construed in accordance with Illinois law.

         5.5 This Fifth Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all of which together shall constitute only one agreement. Delivery of an executed counterpart to this Fifth Amendment by telecopier shall be effective as delivery of a manually executed counterpart to this Fifth Amendment.


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         IN WITNESS WHEREOF, the Company and the Noteholders have caused this
Fifth Amendment to be duly executed and delivered all as of the day and year first above written.

                                  ALLIED HOLDINGS, INC.



                                  By
                                      -------------------------------
                                      Name:
                                      Title:


                                  JOHN HANCOCK LIFE INSURANCE
                                       COMPANY (formerly John
                                       Hancock Mutual Life
                                       Insurance Company)



                                  By
                                      -------------------------------
                                      Name:
                                      Title:


                                  BARNETT & CO.



                                  By
                                      -------------------------------
                                      Name:
                                      Title:


                                  THE NORTHWESTERN MUTUAL LIFE
                                       INSURANCE COMPANY



                                  By
                                      -------------------------------
                                      Name:
                                      Title:


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